ADDENDUM

                                     TO THE

                  MASTER COMBINATION AND CONTRIBUTION AGREEMENT


                  This  "Addendum  to the Master  Combination  and  Contribution
Agreement" is hereby made a part of that certain Master Combination and Contribution Agreement dated as of November 8, 1996, as amended (the
"Combination Agreement"), by and among Don W. Winton, certain limited partnerships in which Don W. Winton is the general partner (collectively, the "Transferors"), ASR Investments Corporation, a Maryland corporation (the "REIT"), Winton & Associates, Inc., a Washington corporation, Heritage Communities L.P., a Delaware limited partnership, Heritage Residential Group, Inc., an Arizona corporation wholly owned by the REIT, Heritage SGP Corporation, an Arizona corporation wholly owned by the REIT, Pima Mortgage Limited Partnership, an Arizona limited partnership, Pima Realty Advisors, Inc., an Arizona corporation, Jon A. Grove, Frank S. Parise, Jr., and Joseph C. Chan (collectively, the "Combination Agreement Parties").

                  The Combination Agreement Parties hereby agree to make the following additions and amendments to the Combination Agreement:

                           1. Mountain  View  Associates,  a Washington  general
partnership in which Don W. Winton is the managing partner ("Mountain View"), is hereby made a party to the Combination Agreement, as amended by this Addendum;

                           2.   The   term    "Transferor,"    or   collectively
"Transferors," as used in the Combination Agreement, as amended by this Addendum, shall mean the limited partnerships and the general partnership set forth on Schedule I attached hereto and Schedule I to the Combination Agreement shall be amended as set forth on Schedule I attached hereto; and

                           3. All of the assets and properties  described in the
Combination Agreement as owned by First Briar Park Associates, a Washington limited partnership ("First Briar Park"), are owned by First Briar Park and Mountain View as tenants-in-common.

                  Except as set forth in this Addendum, all provisions of the Combination Agreement remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Addendum to the Combination Agreement this 30th day of April, 1997.


                              /s/ Don W. Winton
                              ------------------------------------------------
                              Don W. Winton

                              ASR INVESTMENTS CORPORATION, a
                              Maryland corporation


                              By: /s/ Jon A. Grove
                                 ---------------------------------------------
                                       Jon A. Grove, Chairman of the Board and
                                       President


                              PIMA MORTGAGE LIMITED PARTNERSHIP,
                              an Arizona limited partnership

                              By: JG Mortgage Advisors, Inc., general partner

                              By: /s/ Jon A. Grove
                                 ---------------------------------------------
                                        Jon A. Grove, President


                              PIMA REALTY ADVISORS, INC., an Arizona
                              corporation


                              By: /s/ Frank S. Parise, Jr.
                                 ---------------------------------------------
                              Its:  President
                                  --------------------------------------------


                              WINTON & ASSOCIATES, INC., a Washington
                              corporation


                              By: /s/ Don W. Winton
                                 ---------------------------------------------
                                       Don W. Winton, President

                              HERITAGE COMMUNITIES, L.P., a Delaware
                              limited partnership

                              By: ASR Investments Corporation, general partner

                              By: /s/ Jon A. Grove
                                 ---------------------------------------------
                                    Jon A. Grove, Chairman of the Board
                                    and President

                              HERITAGE SGP CORPORATION, an Arizona
                              corporation wholly owned by the REIT

                              By: /s/ Jon A. Grove
                                 ---------------------------------------------
                                    Jon A. Grove, President


                              HERITAGE RESIDENTIAL GROUP, INC., an
                              Arizona corporation wholly owned by the REIT

                              By: /s/ Jon A. Grove
                                 ---------------------------------------------
                                    Jon A. Grove, President



                               /s/ Jon A. Grove
                              ------------------------------------------------
                              Jon A. Grove


                              /s/ Frank S. Parise, Jr.
                              ------------------------------------------------
                              Frank S. Parise, Jr.


                              /s/ Joseph C. Chan
                              ------------------------------------------------
                              Joseph C. Chan

                                       TRANSFERORS:

                                       FIRST ASPEN COURT ASSOCIATES, L.P.
                                       FIRST BRIAR PARK ASSOCIATES
                                       FIRST CHELSEA PARK ASSOCIATES, L.P.
                                       FIRST APPIAN WAY ASSOCIATES, L.P.
                                       FIRST GREENWOOD CREEK ASSOCIATES,
                                         L.P.
                                       FIRST HIGHLANDS ASSOCIATES, L.P.
                                       FIRST MARYMONT ASSOCIATES, L.P.
                                       FIRST MONTFORT ASSOCIATES, L.P.
                                       FIRST RIVERWAY ASSOCIATES, L.P.
                                       FIRST SPRINGFIELD ASSOCIATES, L.P.
                                       FIRST TIMBERCREEK LANDING
                                         ASSOCIATES, L.P.
                                       CAMPUS DEVELOPMENT ASSOCIATES
                                         LIMITED PARTNERSHIP
                                       CAMPUS COMMONS ASSOCIATES-LIMITED
                                         PARTNERSHIP
                                       FIRST PACIFIC SOUTH CENTER
                                         ASSOCIATES, L.P.
                                       MOUNTAIN VIEW ASSOCIATES



                                       By: /s/ Don W. Winton
                                          -------------------------------
                                       Don W. Winton, general partner
                                       of each of the Transferors listed
                                       above

                                   SCHEDULE I
                                   ----------


                                   TRANSFERORS


                       First Aspen Court Associates, L.P.
          First Briar Park Associates, a Washington Limited Partnership
                       First Chelsea Park Associates, L.P.
                        First Appian Way Associates, L.P.
                     First Greenwood Creek Associates, L.P.
                        First Highlands Associates, L.P.
                         First Marymont Associates, L.P.
                         First Montfort Associates, L.P.
                         First Riverway Associates, L.P.
                       First Springfield Associates, L.P.
                   First Timbercreek Landing Associates, L.P.
                Campus Development Associates Limited Partnership
                 Campus Commons Associates - Limited Partnership
                   First Pacific South Center Associates, L.P.
                            Mountain View Associates